UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

CESCA THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California		95742

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.     Entry into a Material Definitive Agreement.

The information set forth under Item 2.03, “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant,” is incorporated herein by reference.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 13, 2017, Cesca Therapeutics Inc. (the “Company”) entered into an Amendment No. 1 to Revolving Credit Agreement (the “Amended Credit Agreement”) with Boyalife Investment Fund II, Inc., an Illinois corporation (the “Lender”). The Amended Credit Agreement amends the Revolving Credit Agreement originally entered into by the Company and Lender on March 6, 2017, by increasing the Company’s maximum borrowing availability thereunder from $5.0 million to $10.0 million. In connection with such amendment, the Company and Lender entered into an Amended and Restated Convertible Promissory Note to reflect the new aggregate maximum principal amount of $10.0 million (the “Amended Note”).

Except for the foregoing, no material changes were made to the March 2017 Revolving Credit Agreement and Convertible Promissory Note. As of the date of the Amended Note, an aggregate of $1,000,000 in principal amount was outstanding thereunder.

The descriptions of the Amended Credit Agreement and Amended Note set forth above are qualified by reference to Exhibit 10.1 and Exhibit 10.2 hereto, which are incorporated herein by reference.

Item 3.02.     Unregistered Sales of Equity Securities.

The offer and sale of the Amended Note was made (and the offer and sale of the shares of Company common stock issuable upon conversion of the Amended Note were and will be made) pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, including pursuant to Rule 506 thereunder. Such offer and sale was made solely to an “accredited investor” under Rule 506 and was made without any form of general solicitation and with full access to any information requested by the Lender regarding the Company, the Amended Note, and the Company’s common stock.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Revolving Credit Agreement, dated September 13, 2017, between Cesca Therapeutics Inc. and Boyalife Investment Fund II, Inc.

10.2	Amended and Restated Convertible Promissory Note, dated September 13, 2017, issued by Cesca Therapeutics Inc. to Boyalife Investment Fund II, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.

Dated: September 18, 2017	/s/ Vivian Liu
Vivian Liu, Chief Operating Officer